Name of Registrant:
Franklin Strategic Series

File No. 811-06243

Exhibit Item No. 77C Matter Submitted to a Vote of Security Holders

I. The Board of Trustees of Franklin Strategic Series (the "Trust"), on behalf of Franklin Strategic Income Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	414,071,804	96.84%	62.30%	13,531,141	3.16%	2.04%
Terrence J. Checki	414,158,995	96.86%	62.31%	13,443,950	3.14%	2.02%
Mary C. Choksi		414,457,571	96.93%	62.36%	13,145,374	3.07%	1.98%
Edith E. Holiday	414,452,419	96.92%	62.36%	13,150,526	3.08%	1.98%
Gregory E. Johnson	414,228,677	96.87%	62.32%	13,374,267	3.13%	2.01%
Rupert H. Johnson, Jr.	414,030,901	96.83%	62.29%	13,572,043	3.17%
2.04%
J. Michael Luttig	414,339,299	96.90%	62.34%	13,263,646	3.10%	2.00%
Larry D. Thompson	414,362,220	96.90%	62.34%	13,235,668	3.10%	1.99%
John B. Wilson		414,359,267	96.90%	62.34%	13,238,620	3.10%	1.99%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
293,832,359	68.72%	44.21%	17,836,866	4.17%	14,610,490	3.42%
101,323,228	23.70%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
296,927,571	69.44%	44.67%	12,192,060	2.85%	17,160,085	4.01%
101,323,228	23.70%	Y

II. The Board of Trustees of Franklin Strategic Series
(the "Trust"), on behalf of Franklin Small-Mid Cap Growth Fund
(the "Fund"), a series of the Trust, called a Special
Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One
Franklin Parkway, San Mateo, California 94403-1906 on
October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.
4.	To approve an amended fundamental investment restriction
regarding lending.
5.	To approve amendments to certain fundamental investment
restrictions as follows:
a.	To amend the fundamental investment restriction regarding
borrowing;
b.	To amend the fundamental investment restriction regarding
underwriting;
c.	To amend the fundamental investment restriction regarding
investments in real estate;
d.	To amend the fundamental investment restriction regarding issuing senior securities;
e.	To amend the fundamental investment restriction regarding
industry concentration; and
f.	To amend the fundamental investment restriction regarding
diversification of investments
6.	To approve the elimination of certain fundamental investment restrictions (includes eight (8) Sub-Proposals).


The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	54,673,205           	95.86%	53.68%	2,362,045	4.14%
2.32%
Terrence J. Checki	54,749,189           	95.99%	53.75%	2,286,060
4.01%	2.24%
Mary C. Choksi		54,833,264           	96.14%	53.84%	2,201,985
3.86%	2.16%
Edith E. Holiday	54,838,217           	96.15%	53.84%	2,197,032	3.85%
2.16%
Gregory E. Johnson	54,805,927           	96.09%	53.81%	2,229,323
3.91%	2.19%
Rupert H. Johnson, Jr.	54,718,104           	95.94%	53.72%	2,317,145
4.06%	2.27%
J. Michael Luttig	54,834,709           	96.14%	53.84%	2,200,540
3.86%	2.16%
Larry D. Thompson	54,779,654           	96.05%	53.78%	2,255,595
3.95%	2.21%
John B. Wilson	54,803,234           	96.09%	53.81%	2,232,015
3.91%	2.19%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
40,365,873	70.77%	39.63%	2,359,454	4.14%	1,322,016	2.32%
12,987,911
22.77%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
40,521,079	71.05%	39.78%	2,089,790	3.66%	1,436,469	2.52%	12,987,911
22.77%	Y

Proposal 4. To approve an amended fundamental investment restriction regarding lending.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
40,427,022	70.88%	39.69%	2,094,799	3.67%	1,525,521	2.67%
12,987,911	22.77%	Y

Proposal 5. To approve amendments to certain fundamental investment restrictions of such Fund.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
5a. Borrowing	40,055,510	70.23%	39.33%	2,362,344	4.14%	1,629,488
2.86%	12,987,911	22.77%	Y
5b. Underwriting	40,269,988	70.61%	39.54%	2,121,168	3.72%	1,656,186
2.90%	12,987,911	22.77%	Y
5c. Real Estate	40,428,893	70.88%	39.69%	2,063,751	3.62%	1,554,700
2.73%	12,987,911	22.77%	Y
5d. Senior Securities	40,259,795	70.59%	39.53%	2,170,853	3.81%
1,616,690	2.83%	12,987,911	22.77%	Y
5e. Industry Concentrations	40,201,128	70.48%	39.47%	2,181,105	3.82%
1,665,107	2.92%	12,987,911	22.77%	Y
5f. Investments	40,428,291	70.88%	39.69%	1,988,380	3.49%	1,630,668
2.86%	12,987,911	22.77%	Y

Proposal 6. To approve the elimination of certain fundamental investment restrictions.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
6a. Short sales & Margins	39,587,134	69.41%	38.87%	2,851,481	5.00%
1,608,725	2.82%	12,987,911	22.77%	Y
6b. Mineral Programs		40,104,028	70.31%	39.37%	2,417,872	4.24%
1,525,440	2.67%	12,987,911	22.77%	Y
6c. Options			39,860,330	69.89%	39.14%	2,533,982	4.44%
1,653,030	2.90%	12,987,911	22.77%	Y
6d. Restricted Securities	39,766,905	69.72%	39.04%	2,547,454	4.47%
1,732,983	3.04%	12,987,911	22.77%	Y
6e. Unseasoned Issuers		39,510,806	69.27%	38.79%	2,838,597	4.98%
1,697,933	2.98%	12,987,911	22.77%	Y
6f. Exercising Control		39,713,656	69.63%	38.99%	2,681,316	4.70%
1,652,369	2.90%	12,987,911	22.77%	Y
6g. Investment Companies	40,005,277	70.14%	39.28%	2,445,459	4.29%
1,596,606	2.80%	12,987,911	22.77%	Y
6h. Transactions W/ Management	39,485,695	69.23%	38.77%	2,851,383
5.00%	1,710,260	3.00%	12,987,911	22.77%	Y


III. The Board of Trustees of Franklin Strategic Series
(the "Trust"), on behalf of Franklin Biotechnology Discovery Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at
10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	5,093,310	96.26%	54.51%	197,677	3.74%	2.12%
Terrence J. Checki	5,092,883	96.26%	54.51%	198,103	3.74%	2.12%
Mary C. Choksi		5,097,480	96.34%	54.56%	193,506	3.66%	2.07%
Edith E. Holiday	5,101,649	96.42%	54.60%	189,337	3.58%	2.03%
Gregory E. Johnson	5,102,113	96.43%	54.61%	188,795	3.57%	2.02%
Rupert H. Johnson, Jr.	5,097,865	96.35%	54.56%	193,121	3.65%	2.07%
J. Michael Luttig	5,103,538	96.46%	54.62%	188,037	3.55%	2.01%
Larry D. Thompson	5,097,427	96.34%	54.56%	193,559	3.66%	2.07%
John B. Wilson		5,105,050	96.49%	54.64%	186,426	3.52%	2.00%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
3,552,099	67.13%	38.02%	246,407	4.66%	137,434	2.60%	1,355,044	25.61%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
3,554,351	67.18%	38.04%	198,469	3.75%	183,123	3.46%	1,355,044
25.61%	Y

IV. The Board of Trustees of Franklin Strategic Series
(the "Trust"), on behalf of Franklin Natural Resources Fund
(the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	11,793,520            	96.11%	54.88%	477,055	3.89%
2.22%
Terrence J. Checki	11,815,302            	96.29%	54.98%	455,273	3.71%
2.12%
Mary C. Choksi	11,827,089            	96.39%	55.04%	443,487	3.61%	2.06%
Edith E. Holiday	11,827,115            	96.39%	55.04%	443,460	3.61%
2.06%
Gregory E. Johnson	11,818,483            	96.32%	55.00%	452,093	3.68%
2.10%
Rupert H. Johnson, Jr.	11,797,820            	96.15%	54.90%	472,755
3.85%	2.20%
J. Michael Luttig	11,815,013            	96.29%	54.98%	455,563	3.71%
2.12%
Larry D. Thompson	11,814,159            	96.28%	54.98%	456,416	3.72%
2.12%
John B. Wilson		11,819,936            	96.33%	55.01%	450,640	3.67%
2.10%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
7,986,111	65.08%	37.16%	574,269	4.68%	324,142	2.64%	3,386,054	27.59%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
8,036,245	65.49%	37.40%	442,732	3.61%	405,545	3.31%	3,386,054	27.59%	Y


V. The Board of Trustees of Franklin Strategic Series (the "Trust"), on behalf of Franklin Growth Opportunities Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo,
California 94403-1906 on October 30, 2017, adjourned on
December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m.,
Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure
whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	60,130,037            	96.19%	61.24%	2,383,814
3.81%	2.43%
Terrence J. Checki	60,255,959            	96.39%	61.37%	2,257,892
3.61%	2.30%
Mary C. Choksi		60,328,069            	96.50%	61.45%	2,185,782
3.50%	2.23%
Edith E. Holiday	60,349,674            	96.54%	61.47%	2,164,177
3.46%	2.20%
Gregory E. Johnson	60,277,620            	96.42%	61.39%	2,236,232
3.58%	2.28%
Rupert H. Johnson, Jr.	60,185,882            	96.28%	61.30%	2,327,969
3.72%	2.37%
J. Michael Luttig	60,308,111            	96.47%	61.42%	2,205,740
3.53%	2.25%
Larry D. Thompson	60,256,902            	96.39%	61.37%	2,256,949
3.61%	2.30%
John B. Wilson		60,284,407            	96.43%	61.40%	2,229,444
3.57%	2.27%


Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
48,091,828	76.93%	48.98%	2,028,325	3.24%	1,640,038	2.62%
10,753,660	17.20%	Y

Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
48,244,234	77.17%	49.14%	1,698,874	2.72%	1,817,083	2.91%	10,753,660
17.20%	Y


VI. The Board of Trustees of Franklin Strategic Series
(the "Trust"), on behalf of Franklin Small Cap Growth Fund
(the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway,
San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	46,918,328            	97.38%	38.55%	1,262,294
2.62%	1.04%
Terrence J. Checki	46,982,431            	97.51%	38.60%	1,198,191
2.49%	0.98%
Mary C. Choksi		47,021,122            	97.59%	38.63%	1,159,500
2.41%	0.95%
Edith E. Holiday	47,013,463            	97.58%	38.63%	1,167,159
2.42%	0.96%
Gregory E. Johnson	47,011,583            	97.57%	38.63%	1,169,039
2.43%	0.96%
Rupert H. Johnson, Jr.	46,907,223            	97.36%	38.54%	1,273,399
2.64%	1.05%
J. Michael Luttig	47,014,862            	97.58%	38.63%	1,165,760
2.42%	0.96%
Larry D. Thompson	46,930,709            	97.41%	38.56%	1,249,913
2.59%	1.03%
John B. Wilson		46,955,902            	97.46%	38.58%	1,224,720
2.54%	1.01%

Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
31,202,520	64.76%	25.64%	1,477,347	3.07%	783,234	1.63%
14,717,522	30.55%	N


Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
31,083,224	64.51%	25.54%	1,218,151	2.53%	1,161,724	2.41%
14,717,522	30.55%	N

VII. The Board of Trustees of Franklin Strategic Series
(the "Trust"), on behalf of Franklin Focused Core Equity Fund
(the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway,
San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following
Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve the use of a "manager of managers" structure whereby the Fund's investment manager would be able to hire and replace subadvisers without shareholder approval.
3.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	4,296,821            	96.87%	62.82%	138,956	3.13%
2.03%
Terrence J. Checki	4,300,420            	96.95%	62.87%	135,358	3.05%
1.98%
Mary C. Choksi		4,302,000            	96.98%	62.89%	133,777	3.02%
1.96%
Edith E. Holiday	4,300,960            	96.96%	62.88%	134,817	3.04%
1.97%
Gregory E. Johnson	4,299,470            	96.93%	62.86%	136,308	3.07%
1.99%
Rupert H. Johnson, Jr.	4,297,301            	96.88%	62.82%	138,476
3.12%	2.02%
J. Michael Luttig	4,298,506            	96.91%	62.84%	137,271
3.09%	2.01%
Larry D. Thompson	4,298,608            	96.91%	62.84%	137,169	3.09%
2.01%
John B. Wilson		4,299,805            	96.93%	62.86%	135,972	3.07%
1.99%

Proposal 2. To approve the use of a "manager of managers" structure.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Against	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
2,989,219	67.39%	43.70%	183,300	4.13%	179,133	4.04%	1,084,127	24.44%	Y


Proposal 3. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
3,007,405	67.80%	43.97%	124,224	2.80%	220,022	4.96%	1,084,127
24.44%	Y

VIII. The Board of Trustees of Franklin Strategic Series
(the "Trust"), on behalf of Franklin Flexible Alpha Bond Fund (the "Fund"), a series of the Trust, called a Special Meeting of Shareholders of the Fund (the "Meeting"), and was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California 94403-1906 on October 30, 2017, adjourned on December 15, 2017 and reconvened on December 29, 2017 at 10:00 a.m., Pacific time.

During the Meeting, shareholders of the Fund voted on the following Proposals:

1.	To elect a Board of Trustees of the Trust.
2.	To approve an amended fundamental investment restriction
regarding investments in commodities.

The results of the voting at the Special Shareholder Meeting are as follows:

Proposal 1.  The election of Board of Trustees for the Trust:





For	% Voted For	% For of Outstanding Shares
Withhold	% Voted Withhold	% Withhold of Outstanding
Shares
Harris J. Ashton	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
Terrence J. Checki	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
Mary C. Choksi		1,093,756            	100.00%	97.58%	0	0.00%	0.00%
Edith E. Holiday	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
Gregory E. Johnson	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
Rupert H. Johnson, Jr.	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
J. Michael Luttig	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
Larry D. Thompson	1,093,756            	100.00%	97.58%	0	0.00%	0.00%
John B. Wilson		1,093,756            	100.00%	97.58%	0	0.00%	0.00%

Proposal 2. To approve an amended fundamental investment restriction regarding investments in commodities.



For	% Voted For	% For of Outstanding Shares
Against	% Voted Agai0nst	Abstain	% Voted Abstain	Broker Non-Vote	%
Broker Non-Vote	Passed (Y or N)
1,051,390	96.13%	93.80%	0	0.00%	0	0.00%	42,366	3.87%	Y